                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):
                                               August 21, 2002 (August 19, 2002)

                             Liberty Property Trust
                      Liberty Property Limited Partnership
                      ------------------------------------
                 (Exact Name of Registrant Specified in Charter)

      Maryland                       1-13130                     23-7768996
    Pennsylvania                     1-13132                     23-2766549
    ------------                ----------------              ----------------
  (State or Other               (Commission File              (I.R.S. Employer
  Jurisdiction of                    Number)                 Identification No.)
  Incorporation)

             65 Valley Stream Parkway
                    Malvern, PA                                    19355
     (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code: (610) 648-1700
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ITEM 5. OTHER EVENTS

         On August 19, 2002, Liberty Property Limited Partnership (the "Partnership") priced a public offering (the "Offering") of $150,000,000 principal amount of its 6.375% Senior Notes due 2012. Lehman Brothers Inc., Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Salomon Smith Barney Inc. and Wachovia Securities Inc. (collectively, the "Underwriters") acted as underwriters for the Offering. The Underwriting Agreement relating to the Offering is filed as
Exhibit 1.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

Exhibit Number                           Exhibit Title
--------------                           -------------
1.1              Underwriting Agreement, dated August 19, 2002, by and among
                 Liberty Property Trust (the "Trust"), the Partnership and the
                 Underwriters.

12.1             Statement Re: Computation of Ratio of Earnings to Fixed
                 Charges.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIBERTY PROPERTY TRUST

                                    By:  /s/ George J. Alburger, Jr.
                                         -------------------------------
                                         George J. Alburger, Jr.
                                         Chief Financial Officer


                                    LIBERTY PROPERTY
                                    LIMITED PARTNERSHIP

                                    By:  Liberty Property Trust, its sole
                                         General Partner

                                    By:  /s/ George J. Alburger, Jr.
                                         -------------------------------
                                         George J. Alburger, Jr.
                                         Chief Financial Officer



Dated: August 21, 2002

                                  EXHIBIT INDEX

Exhibit Number                           Exhibit Title
--------------                           -------------
1.1              Underwriting Agreement, dated August 19, 2002, by and among the Trust, the Partnership and the Underwriters.

12.1             Statement Re: Computation of Ratio of Earnings to Fixed
                 Charges.


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